                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        ---------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: April 11, 2000





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



         New York                   33-89380-01               37-0152681
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)


        Mercantile Bank
        National Association
        140 West Hawthorne
        Hartford, Illinois                                       62048
---------------------------------------------               --------------
 (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.   OTHER EVENTS.
          -------------

          The March 2000 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on April 11, 2000.

ITEM 7.   EXHIBITS.
          ---------

          The following is filed as an exhibit to this Report.

          Exhibit 1   Monthly Report to Floating Rate Credit Card
                      Participation Certificates, Series 1995-1, investors for the month of March, 2000.

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                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:      /s/ John Deibel
                                    Name:    John Deibel
                                    Title:   Vice President



Date:   April 19, 2000

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                       INDEX TO EXHIBITS
                       -----------------

Exhibit
Number           Exhibits
-------          --------
  1              Monthly Report to Floating Rate
                 Credit Card Participation Certificates,
                 Series 1995-1, investors for the month
                 of March, 2000.